UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 9, 2023

VISION SENSING ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40983	87-2323481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 500, 78 SW 7th Street, Miami, FL 33130

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (783) 633-2520

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and three-quarters of one Redeemable Warrant	VSACU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	VSAC	The Nasdaq Stock Market LLC
Redeemable Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	VSACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Successful Application to Nasdaq Stock Exchange for VSAC to Migrate to the Nasdaq Capital Market

Vision Sensing Acquisition Corp. (“VSAC” or “the Company”), previously announced, on January 23, 2024, that VSAC had received a staff determination letter, on January 17, 2024, from the Listing Qualifications Department of The Nasdaq Stock Market LLC notifying the Company of the determination from the Nasdaq Staff (the “Staff”) to delist the Company’s securities from The Nasdaq Stock Market and that VSAC had submitted a request to appeal Staff’s determination to a Hearings Panel. On January 26, 2024, VSAC issued a further press release announcing that, on January 24, 2024, VSAC was notified, by a Nasdaq Hearings Advisor, that the hearing is scheduled to be held on April 4, 2024.

On, February 7, 2024, the Company filed the outstanding 10-Q and regained compliance with Listing Rule 5250(c)(1).

On April 4, 2024, the Company met with the Nasdaq Hearings Panel (“Panel”) and the Company management addressed Staff’s concerns regarding timing issues in the business combination and presented a viable, concrete plan to regain compliance within the Panel’s discretionary period while continuing to pursue a business combination.

On April 17, 2024, the Panel granted the request of VSAC to continue its listing on The Nasdaq Stock Market subject to the condition that on or before July 15, 2024, the Company will transfer its listing from the Nasdaq Global Market to the Nasdaq Capital Market and comply with all the applicable listing requirements of the Nasdaq Capital Market.  The Company must provide prompt notification of any significant events that occur during this period that may affect the Company’s compliance with the Nasdaq requirements, and the Nasdaq Hearing Panel reserves the right to reconsider the extension based on any event, condition or circumstance that exists or develops that would, in the opinion of the panel, make continued listing of the Company’s securities on Nasdaq inadvisable or unwarranted.  The Company intends to vigorously pursue its plan to return to compliance with the Nasdaq listing criteria on or prior to July 15, 2024.

On July 9, 2024, VSAC filed an Application to Nasdaq Stock Exchange to migrate VSAC’s listing from the Global Marke to the Capital Market.

On July 12, 2024, VSAC provided Nasdaq with stockholder reports confirming that VSAC has enough public shareholders to meet the Nasdaq Capital Market Total Holders Requirement.

On July 12, 2024. VSAC converted 2,530,000 Series B shares into Series A shares. The conversion of the Series B shares into Series A shares and a migration of the Company to the Nasdaq Capital Market would bring the Company into compliance with the Market Value of Listed Securities Requirement of the Capital Market.

On July 17, 2024, Nasdaq Staff approved VSAC’s application to move to the Capital Market, effective as of July 19, 2024.

The press release shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in the filing.

Forward-Looking Statements

This Current Report on Form 8-K (the “Current Report”) is provided for informational purposes only and contains information with respect to a proposed business combination (the “Proposed Business Combination”) among VSAC and Newsight. No representations or warranties, express or implied are given in, or in respect of, this Current Report. In addition, this Current Report does not purport to be all-inclusive or to contain all the information that may be required to make a full analysis of the Proposed Business Combination.

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This Current Report contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. VSAC’s and Newsight’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, VSAC’s and Newsight’s expectations with respect to future performance and anticipated financial impacts of the transactions (the “Transactions”) contemplated by the Business Combination Agreement. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside of the control of VSAC or Newsight and are difficult to predict. Factors that may cause such differences include but are not limited to: (i) the expected timing and likelihood of completion of the Transactions, (ii) the occurrence of any event, change or other circumstances that could give rise to a failure of the conditions to or the termination of the Business Combination Agreement; (iii) the ability of Newsight to meet Nasdaq listing standards following the Transactions and in connection with the consummation thereof; (iv) the occurrence of a material adverse change with respect to the financial position, performance, operations or prospects of Newsight or VSAC; (v) failure to realize the anticipated benefits of the Proposed Business Combination or risk relating to the uncertainty of any prospective financial information of Newsight; (vi) the failure of Newsight to meet projected development and production targets; (vii) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors, and (viii) other risks and uncertainties described herein and other reports and other public filings with the SEC by VSAC, including VSAC’s Form 10-K for the year ended December 31, 2022 as filed with the SEC on March 24, 2023 (the”10-K”), or that Newsight has filed or intends to file with the SEC, including in the Registration Statement. The foregoing list of factors is not exclusive. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. There may be additional risks that neither VSAC nor Newsight presently know, or that VSAC and Newsight currently believe are immaterial, that could cause actual results to differ from those contained in the forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. To the fullest extent permitted by law in no circumstances will Newsight, VSAC or any of their respective subsidiaries, interest holders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Current Report, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. These forward-looking statements should not be relied upon as representing VSAC’s and Newsight’s assessments as of any date subsequent to the date of this Current Report. VSAC and Newsight undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Additional Information About the Proposed Business Combination and Where to Find It

In connection with the Proposed Business Combination, Newsight has filed relevant materials with the SEC, including an Amendment No. 3 to Registration Statement on Form F-4, which includes a preliminary proxy statement/prospectus of VSAC, and a prospectus for the registration of Newsight securities in connection with the Proposed Business Combination (the “Registration Statement”). The Registration Statement has not yet been declared effective. The parties urge its investors, stockholders, and other interested persons to read, when available, the preliminary proxy statement/prospectus and definitive proxy statement/prospectus, in each case when filed with the SEC and documents incorporated by reference therein because these documents will contain important information about VSAC, Newsight and the Proposed Business Combination. After the Registration Statement is declared effective by the SEC, the definitive proxy statement/prospectus and other relevant documents will be mailed to the stockholders of VSAC as of the record date in the future to be established for voting on the Proposed Business Combination and will contain important information about the Proposed Business Combination and related matters. Shareholders of VSAC and other interested persons are advised to read, when available, these materials (including any amendments or supplements thereto) because they will contain important information about VSAC, Newsight and the Proposed Business Combination. Shareholders and other interested persons will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other relevant materials in connection with the Proposed Business Combination, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: VSAC Acquisition Corp., Attention: Garry Stein, telephone: +852 9858 0029. The information contained on, or that may be accessed through, the websites or links referenced in this Current Report in each case is not incorporated by reference into, and is not a part of, this Current Report.

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Participants in the Solicitation

VSAC, Newsight and their respective directors and executive officers may be deemed participants in the solicitation of proxies from VSAC’s stockholders in connection with the Proposed Business Combination. VSAC’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of VSAC, or persons who may under SEC rules be deemed in the solicitation of proxies to VSAC’s stockholders in connection with the Proposed Business Combination, in the Registration Statement or in VSAC’s Form 10-K or its Form 10-Q. Additional information regarding the interests of such persons are likewise included in that Registration Statement. You may obtain free copies of these documents as described above.

Non-Solicitation

This Current Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISION SENSING ACQUISITION CORP.

	By:	/s/ George Sobek
	Name:	George Sobek
	Title:	Chairman & Chief Executive Officer

Dated: July 18, 2024

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